UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2017, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of The Coca-Cola Company (the “Company”) adopted updated form award agreements for performance share units, stock options and restricted stock units (the “Award Agreements”), which will be used to evidence grants of awards to eligible employees, including executive officers, under The Coca-Cola Company 2014 Equity Plan, as amended (the “Equity Plan”). The Award Agreements were adopted to update certain data privacy and country-specific provisions, and, for certain retention awards, to remove accelerated vesting upon attaining a specified age and service.

In addition, on February 15, 2017, the Compensation Committee adopted a Clawback Policy (the “Clawback Policy”) for awards under The Coca-Cola Company Performance Incentive Plan, as amended (the “Performance Incentive Plan,” and together with the 2014 Equity Plan, the “Plans”). In addition to any clawbacks required by law, regulation or applicable listing standards required pursuant to the Performance Incentive Plan, the Clawback Policy will allow the Company to recoup payments if an employee engages in certain prohibited activities, which include violation of any Company policy, including the Company’s Code of Business Conduct, disclosing confidential information or trade secrets or accepting employment competing against the Company.

The adoption of the Award Agreements and Clawback Policy were approved by the Compensation Committee pursuant to the authority granted to the Compensation Committee under the terms of each of the respective Plans. The nature of these actions did not impact the requirements for employees to be eligible to receive awards under the Plans or require shareowner approval under the terms of the Plans, applicable law or the rules of the New York Stock Exchange.

The foregoing descriptions of the Award Agreements and Clawback Policy are qualified in their entirety by reference to the Award Agreements and Clawback Policy, respectively, copies of which are attached hereto as Exhibits 10.1 through 10.6 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Performance Share Agreement for grants under the 2014 Equity Plan, as adopted February 15, 2017
10.2	Form of Stock Option Agreement for grants under the 2014 Equity Plan, as adopted February 15, 2017
10.3	Form of Restricted Stock Unit Agreement for grants under the 2014 Equity Plan, as adopted February 15, 2017
10.4	Form of Restricted Stock Unit Agreement – Retention Award for grants under the 2014 Equity Plan, as adopted February 15, 2017
10.5	Clawback Policy for Awards under The Coca-Cola Company Performance Incentive Plan, as adopted February 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: February 15, 2017	By:	/s/ Bernhard Goepelt
Bernhard Goepelt
Senior Vice President, General Counsel and
Chief Legal Counsel